Exhibit 10.108

Iowa State University Research Park Corporation
2711 South Loop Drive, Suite 4050
Ames, Iowa 50010-8648

Memorandum of Agreement

DATE:        February 12, 2015

TO:        Carl Langren, CFO
NewLink Genetics Corporation
2503 S. Loop Drive, Suite 5100
Ames, IA 50010

FROM:    Steven T. Carter, President

RE:	ADDENDUM TO THE LEASE BETWEEN ISU RESEARCH PARK CORPORATION AND NEWLINK GENETICS CORPORATION DATED MARCH 1, 2010.

The following information constitutes changes to the Lease Agreement between ISU Research Park Corporation (Landlord) and NewLink Genetics Corporation (Tenant). Upon signatures of appropriate representatives of Landlord and Tenant affixed to this Memorandum, this Memorandum becomes a part of that Lease Agreement dated March 1, 2010.

Tenant has requested and Landlord agrees to extend the Lease Agreement for Suites 5100- 5400 (±23,544 rentable square feet), Building #5 at 2503 South Loop Drive, in the following manner:

Sq. Ft.        Sq. Ft.        Monthly    Monthly    Annual     Annual
Base        Operating    Base        Operating    Base     Operating
Term        Rents        Rents        Rents        Rents        Rents     Rents

2/1/2015-
1/31/2020    $11.50        Actual        $22,563.00    Actual        $270,756.00    Actual

Exhibit 10.108

NewLink Genetics Corporation
Page Two
February 12, 2015

Tenant leases the space as is. Any modifications will be at the Tenant’s sole expense. Tenant will continue to be responsible for all utility costs and operations. Subject to the terms of this Memorandum, Tenant agrees that all terms and conditions of the March 1, 2010 Lease and those described in this Memorandum shall remain in force.

Please sign and return both originals to my office if you concur with the above terms. We will then send a fully executed copy for your records.

AGREED

FOR                            FOR
NewLink Genetics Corporation            ISU Research Park Corporation

/s/Carl Langren                    /s/Steven Carter
VP Finance                        Director
Title
Title
2/12/2015                        2/12/2015
Date                            Date